UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2004

UTEK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15941 (Commission File No.)	59-3603677 (I.R.S. Employer Identification No.)

202 South Wheeler Street
Plant City, FL 33563
(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code) (813) 754-4330

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Press Release

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 10, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 10, 2004, UTEK Corporation issued a press release announcing its financial results for the quarter and year ended March 31, 2004. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004	UTEK CORPORATION
/s/ Carole R. Wright
Carole R. Wright
Chief Financial Officer